                                                                      EXHIBIT 23

                              CALPROP CORPORATION
                         INDEPENDENT AUDITORS' CONSENT

    We consent to the incorporation by reference in Registration Statement Nos. 2-86872, 333-15333, 33-33640, 333-15137, 33-57226, 33-62516, 33-88892, and
333-15061 on Form S-8 of our report dated March 25, 1999 appearing in this Annual Report on Form 10-K of Calprop Corporation for the year ended December 31, 1998.

                                          DELOITTE & TOUCHE LLP

Los Angeles, California
March 30, 1999

                                       44